GENERAL MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General Municipal Bond Fund, Inc. for its six-month reporting period ended August 31, 1997.
Your Fund produced a total return, including bond price changes and interest income, of 3.53%* and an annualized tax-free distribution rate per share of 5.25%.** (Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.)
ECONOMIC REVIEW
    The performance of the economy over the reporting period has been remarkable. Economic growth during this time has been robust and virtually inflation-free. The revised Gross Domestic Product (GDP) data for the second quarter revealed that the economy grew at a much stronger rate than originally reported (3.6% versus 2.2%). A significant portion of this unexpectedly strong growth came from a large buildup in inventories which rose at the fastest pace since 1984. Such a rapid increase in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off the unsold backlog. Yet, it is possible that the momentum in the economy, combined with more vigorous consumer spending, could absorb these inventories without any diminution in production.
    Increasingly secure income and plentiful jobs have given workers a growing sense that their jobs are safe which, in turn, has spurred measures of consumer confidence to rise to all-time high levels. This confidence has sparked a recovery in retail sales, which, after a second quarter slow-down, have since revived. This resurgence in retail sales coincided with a boost in overall consumer spending, a combination that could fuel additional economic expansion in the third quarter. This could cause the Federal Reserve Board to again raise interest rates, despite the lack of any evidence of inflationary excess, since the Federal Reserve is concerned that continued strong growth may raise the risk of inflation.
    So far, even with a tightening labor market (the unemployment rate near the end of the reporting period was 4.8%, a 23-year low), wage pressures have been subdued, as has inflation. Inflation has fallen to its lowest level since the early 1960s, with the Consumer Price Index running at annual rates of about 2%. A broader measure of inflation, the Gross Domestic Product Deflator, was even lower, rising at an annual pace of 1.5%. Farther up the economic pipeline, producer prices fell for the seventh straight month in July, the first time this has occurred in over 40 years. The Producer Price Index is essentially unchanged from a year ago.
    This inflationless prosperity has stayed the Fed from enacting further increases in interest rates. The dramatic reduction in the budget deficit
(the result of a sharp growth in tax receipts from booming corporate profits and rising individual incomes) has also made the Fed more willing to allow economic events to play themselves out. The Federal Open Market Committee
(FOMC), the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Since March, the FOMC has voted three times to leave interest rates unchanged.

    There has been much talk that huge capital investments by businesses combined with new technology have given the economy far greater capacity for expansion than standard economic theories allow. This could be so. Yet, the Fed is not an entity given to economic experimentation. The economy is in its seventh year of expansion, labor markets are tightening, and thus wage pressures could begin to build. We are mindful that the role of the Federal Reserve is to anticipate the future consequences of current monetary policy. Even with the lack of specific inflationary evidence, another modest, cautionary increase in rates could occur, particularly if the economy continues to grow faster than expected.
MARKET ENVIRONMENT
    The returns generated from fixed income securities have paled in comparison to the performance of stocks so far this year. Certainly, the tax-exempt sector has lagged equities to a large degree. Looking forward, the strong run-up in stock prices in recent months and the future uncertainties for corporate earnings and the economy would favor, at the very least, some slowing in the rise of the stock market. In fact, many investment strategists are now shifting assets from stocks into bonds, weighing the risk/reward of holding equities versus bonds in the months ahead. In addition, a lower capital gains tax rate might encourage investors to take their stock market gains. So municipal bonds may look better in the months ahead. Even today, there are already indications that some of this asset allocation shift is occurring. Year-end tax planning could cause this activity to accelerate.
    Of course, long-term municipal bond performance is going to be influenced more by economic and inflation data. The economy is apparently enjoying the best of both worlds - solid growth with little inflation. It is unlikely that this environment can continue indefinitely. While the fixed income markets are not currently expecting a rate hike, we would argue that the Fed will not hesitate to act should any price or wage pressures emerge.
    With summer now coming to an end, we look for the supply of new municipal bonds to increase. The lack of issuance over the past several weeks has lent an additional level of support to the market. Traditionally, the fourth quarter of the year is very active with new bond sales. It appears that this pattern will hold true for 1997. We anticipate that this period will present us with some attractive investment opportunities.
THE PORTFOLIO
    Despite the fact that the bond markets staged an impressive rally this past spring, we have elected to maintain our more defensive posture with the portfolio. The recent upward revision to the second quarter's GDP estimate reinforces our belief that the bond rally was attributable more to technical and other outside factors than to an economic slowdown. As we stated in our last letter to shareholders, we still believe that after such a long period of uninterrupted expansion with no inflationary pressures, it is prudent to heed the warning signals. We continue to maintain a slightly shorter than neutral duration for the Fund. Our emphasis when adding new security holdings is to add higher yielding bonds. Income should continue to account for a meaningful percentage of performance in the months ahead.
    Exercising a measure of conservatism in the near term risks losing some price appreciation in the event that interest rates decline; however, should rates remain at current levels or move higher, we have acted to minimize any adverse impact. We trust that this approach meets with your investment objectives.

    A Statement of Investments and other financial data are contained in this report for your review. We appreciate your investment in this Fund.
                              Very truly yours,

                          [RICHARD J. MOYNIHAN SIGNATURE LOGO]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 10, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                              AUGUST 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments-93.2%                                                               Amount              Value
                                                                                                    -------            -------
Alabama-2.4%
Alabama Industrial Development Authority, SWDR (Pine City Fiber Co.)
  6.45%, 12/1/2023..........................................................                     $  12,000,000  $  12,416,780
Courtland Industrial Development Board, SWDR
  (Champion International Corp. Project) 6.375%, 3/1/2029...................                         4,000,000      4,170,440
California-2.1%
California Pollution Control Financing Authority, PCR, Refunding
  (San Diego Gas and Electric Co.) 5.90%, 6/1/2014 (Insured; MBIA)..........                         9,715,000     10,542,524
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  Refunding 6%, 7/1/2026 (Insured; MBIA)....................................                         3,900,000      4,089,579
Colorado-8.2%
Colorado Housing Finance Authority, Single Family Program 7.55%, 8/1/2023...                         2,905,000      3,063,845
Denver City and County:
  Airport System Revenue:
    7.25%, 11/15/2007 (Insured; MBIA).......................................                         6,250,000      7,012,312
    7.25%, 11/15/2012.......................................................                         5,100,000      5,619,894
    8.25%, 11/15/2012.......................................................                         4,505,000      5,082,496
    7.75%, 11/15/2021.......................................................                         6,760,000      7,564,372
    7.25%, 11/15/2023.......................................................                         5,185,000      5,799,111
    8%, 11/15/2025..........................................................                         5,250,000      5,864,040
  Special Facilities Airport Revenue (United Airlines Project) 6.875%, 10/1/20                    3211,235,000     12,004,822
Lakewood, MFHR, Mortgage 6.70%, 10/1/2036 (Insured; FHA)....................                         5,000,000      5,308,350
District of Columbia-1.1%
District of Columbia, HR, Refunding (National Rehabilitation
Hospital-Medlantic)
  7.10%, 11/1/2011 (Insured; MBIA) (Prerefunded 11/1/1999) (a)..............                         7,000,000      7,549,920
Connecticut-1.6%
Connecticut Housing Finance Authority, Refunding (Housing Mortgage Finance
Program):
  6%, 11/15/2027............................................................                         6,000,000      6,102,240
  6% (Series G) 11/15/2027..................................................                         5,250,000      5,339,460
Florida-5.9%
Collier County School Board, COP 5%, 2/15/2016 (Insured; FSA)...............                         7,550,000      7,225,199
Orange County, Tourist Development Tax Revenue, Refunding
  5%, 10/1/2017 (Insured; MBIA).............................................                         11,000,000    10,516,000
Palm Beach County, Solid Waste IDR (Osceola Power Ltd. Partnership)
  6.95%, 1/1/2022 (b).......................................................                         3,000,000      1,744,260
Pinellas County Housing Facilities Authority, SFMR (Multi-County Program)
  6.70%, 2/1/2028 (Insured; FHA)............................................                         5,920,000      6,271,411
Polk County Industrial Development Authority, IDR 7.525%, 1/1/2015..........                         13,840,000    14,981,246
Georgia-3.4%
Fulton County School District, Refunding 6.375%, 5/1/2016...................                         5,900,000      6,694,730

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 AUGUST 31, 1997 (UNAUDITED)
                                                                                                Principal
Long-Term Municipal Investments (continued)                                                      Amount              Value
                                                                                                 -------            -------
Georgia (continued)
State of Georgia:
  6.30%, 11/1/2009..........................................................                    $    4,780,000   $  5,434,812
  6.25%, 4/1/2011...........................................................                         4,750,000      5,360,375
Macon-Bibb County Industrial Authority, Industrial Revenue (Weyerhaeuser Co.
Project)
  9%, 10/1/2007.............................................................                         1,000,000      1,327,480
Monroe County Development Authority, PCR, Refunding
  (Oglethorpe Power Corp., Scherer Project) 6.75%, 1/1/2010.................                         4,000,000      4,580,720
Idaho-.5%
Idaho Housing Agency, Housing Revenue (Blue Meadows Project)
  7.20%, 7/1/2033 (Insured; FHA)............................................                         3,500,000      3,667,125
Illinois-7.0%
Chicago, Gas Supply Revenue (People's Gas Light and Coke Co. Project)
  8.10%, 5/1/2020...........................................................                         3,000,000      3,297,660
Chicago-O'Hare International Airport, Special Facility Revenue
  (United Airlines Inc. Project):
    8.40%, 5/1/2018.........................................................                         2,750,000      2,969,587
    8.50%, 5/1/2018.........................................................                         2,500,000      2,746,650
    8.85%, 5/1/2018.........................................................                         6,200,000      7,032,412
Illinois Development Finance Authority, Health Hospital and Nursing Home
Revenue:
  8.75%, 3/1/2010...........................................................                           916,000        978,783
  8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)................................                         1,144,000      1,240,943
Illinois Health Facilities Authority, Health Hospital and Nursing Home
Revenue:
  (Beverly Farm Foundation) 9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a).                         2,000,000      2,338,700
  (Residential Centers Inc.) 8.50%, 8/15/2016...............................                         5,715,000      6,063,215
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                         12,750,000    13,372,200
Village of Romeoville 8.375%, 1/1/2010......................................                         7,495,000      8,389,603
Indiana-3.8%
Fishers, Economic Development Revenue, First Mortgage (United Student Funds
Inc.)
  8.375%, 9/1/2014..........................................................                         2,000,000      2,087,580
Indianapolis Airport Authority, Special Facility Revenue:
  (Federal Express Corp. Project) 7.10%, 1/15/2017..........................                         4,900,000      5,465,411
  (United Airlines Project) 6.50%, 11/15/2031...............................                        17,750,000     18,765,478
Iowa-.6%
Iowa Finance Authority, Single Family Mortgage 6.10%, 1/1/2028..............                         4,000,000      4,101,680
Kentucky-4.4%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project):
    7.50%, 2/1/2012.........................................................                        11,550,000     12,734,684
    7.125%, 2/1/2021........................................................                         4,630,000      5,037,209

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          AUGUST 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                        Amount            Value
                                                                                                  -------           -------
Kentucky (continued)
City of Mount Sterling, Revenue (Kentucky League of Cities Funding Trust Lease
  Program) 6.10%, 3/1/2018..................................................                    $    5,500,000  $   5,839,735
Pendleton County, Multi-County Lease Revenue (Kentucky Association of
Counties
  Leasing Trust Program) 6.40%, 3/1/2019....................................                         6,000,000      6,595,740
Louisiana-1.6%
Louisiana Public Facilities Authority, HR (Louisiana Association of
Independent
  Colleges and Universities Facilities Loan Program) 7%, 12/1/2017..........                         6,195,000      6,694,813
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
  7.70%, 10/1/2022..........................................................                         4,140,000      4,466,894
Maine-1.1%
Maine Finance Authority, SWDR (Boise Cascade Corp. Project) 7.90%, 6/1/2015.                         6,900,000      7,466,145
Maryland-1.7%
Maryland Community Development Administration, Department of Housing and
  Community Development (Single Family Program) 6.55%, 4/1/2026.............                         9,970,000     10,475,978
Montgomery County Housing Opportunities Commission, MFMR 7.375%, 7/1/2032...                         1,405,000      1,458,938
Massachusetts-1.3%
Massachusetts Health and Educational Facilities Authority, Revenue
  (New England Deaconess Hospital Issue) 7.20%, 4/1/2022....................                         5,070,000      5,501,204
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
  10%, 3/1/2026.............................................................                         3,000,000      3,352,500
Michigan-5.2%
Michigan Hospital Finance Authority, HR, Refunding (Genesys Health System):
  8.10%, 10/1/2013..........................................................                         2,000,000      2,342,120
  8.125%, 10/1/2021.........................................................                         4,910,000      5,717,597
  7.50%, 10/1/2027..........................................................                         8,000,000      8,922,240
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
  7.50%, 1/1/2021...........................................................                         7,000,000      7,407,400
Romulus Economic Development Corp., Economic Development Revenue, Refunding
  (HIR Limited Partnership Project)
  7%, 11/1/2015 (Surety Bond; ITT Lyndon Property Co. Inc.).................                         5,000,000      5,463,500
Wayne Charter County, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines Inc.) 6.75%, 12/1/2015................................                         5,625,000      6,097,556
Mississippi-.8%
Clairborne County, PCR, Refunding (System Energy Resources Inc.)
  7.30%, 5/1/2025...........................................................                         5,000,000      5,287,350
New Hampshire-1.9%
New Hampshire Higher Educational and Health Facilities Authority, Revenue
  (Crotched Mountain Rehabilitation Center) 7.75%, 1/1/2020 (Prerefunded 1/1/2000)                   2,200,000      2,411,728

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             AUGUST 31, 1997 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                     -------         -------
New Hampshire (continued)
New Hampshire Housing Finance Authority, Single Family Residential Mortgage:
  7.75%, 7/1/2023...........................................................                    $    6,205,000   $  6,630,911
  7.70%, 7/1/2029...........................................................                         3,990,000      4,201,390
New Jersey-1.3%
Camden County Improvement Authority, Health, Hospital and Nursing Home
Revenue
  (Health Care Redevelopment Project-Cooper Health) 6%, 2/15/2027...........                         9,000,000      9,082,170
New Mexico-1.0%
Farmington, PCR, Refunding (Public Service Company of San Juan Project)
  6.375%, 4/1/2022..........................................................                         6,925,000      7,220,351
New York-8.2%
Metropolitan Transportation Authority, Commuter Facilities Revenue, Refunding
  5%, 7/1/2017 (Insured; AMBAC).............................................                         8,755,000      8,331,170
City of New York, Refunding 6.50%, 3/15/2006................................                         6,000,000      6,588,840
New York State Dormitory Authority, Revenue:
  (Mount Sinai School of Medicine) 5.15%, 7/1/2024 (Insured; MBIA)..........                         4,000,000      3,891,960
  (State University Educational Facilities) 7.50%, 5/15/2013................                         2,500,000      3,069,100
New York State Local Government Assistance Corp., Sales Tax Revenue,
  Refunding 5.25%, 4/1/2016 (Insured; AMBAC)................................                         6,410,000      6,405,898
New York State Urban Development Corp., Lease Revenue, Refunding
  (Correctional Capital Facilities) 5.25%, 1/1/2014 (Insured; FSA)..........                         6,925,000      6,973,683
Port Authority of New York and New Jersey, Port, Airport and Marina Revenue
  (JFK International Air Terminal) 6.25%, 12/1/2011 (Insured; MBIA).........                         10,000,000    11,164,800
Triborough Bridge and Tunnel Authority, Revenues, General Purpose, Refunding
  5.50%, 1/1/2017 (Insured; MBIA)...........................................                         10,000,000    10,300,600
North Carolina-3.3%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding:
  7%, 1/1/2008..............................................................                         5,000,000      5,660,950
  6.125%, 1/1/2009..........................................................                         5,000,000      5,295,250
  5.875% 1/1/2014...........................................................                         11,610,000    11,805,977
North Dakota-1.2%
North Dakota Housing Finance Agency, SFMR:
  7.30%, 7/1/2024...........................................................                         3,875,000      4,088,551
  7.75%, 7/1/2024 (Insured; MBIA)...........................................                         4,200,000      4,477,326
Ohio-1.6%
Cleveland, Parking Facilities Improvement Revenue
  8.10%, 9/15/2022 (Prerefunded 9/15/2002)..................................                         2,300,000      2,705,720
Ohio State Water Development Authority, Pollution Control Facilities Revenue,
  Refunding (Cleveland Electric) 6.10%, 8/1/2020............................                         8,500,000      8,553,125

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          AUGUST 31, 1997 (UNAUDITED)
                                                                                                Principal
Long-Term Municipal Investments (continued)                                                      Amount            Value
                                                                                                -------           -------
Oklahoma-4.4%
McGee Creek Authority, Water Revenue 6%, 1/1/2013 (Insured; MBIA)...........                    $    6,025,000 $    6,600,026
Trustees of the Tulsa Municipal Airport Trust, Revenue
  (American Airlines Inc. Project):
    7.375%, 12/1/2020 (Guaranteed; AMR Corp.)...............................                         9,850,000     10,654,253
    7.60%, 12/1/2030........................................................                        12,000,000     13,149,480
Pennsylvania-1.0%
Lehigh County General Purpose Authority, Revenue (Wiley House)
  9.50%, 11/1/2016..........................................................                         3,500,000      3,829,875
Montgomery County Higher Education and Health Authority, Revenue
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                         3,000,000      3,229,770
Rhode Island-1.1%
Rhode Island Housing and Mortgage Finance Corp.:
  (Homeownership E-1) 7.55%, 10/1/2022......................................                         4,305,000      4,568,122
  (Rental Housing Program) 7.95%, 10/1/2020.................................                         3,195,000      3,360,245
South Carolina-1.9%
Georgetown County, HR, Refunding (Georgetown County Memorial Hospital)
  7.25%, 11/1/2017 (Insured; AMBAC).........................................                         4,000,000      4,307,000
Piedmont Municipal Power Agency, Electric Revenue, Refunding
  6.55%, 1/1/2016...........................................................                         9,100,000      9,130,303
Texas-7.4%
Alliance Airport Authority Inc., Special Facilities Revenue
  (American Airlines Inc. Project) 7%, 12/1/2011 (Guaranteed; AMR Corp.)....                         10,000,000    11,487,000
Bell County Health Facilities Development Corp., Revenue
  (Southern Healthcare-Southview) 10.50%, 3/1/2020 (Prerefunded 3/1/2020) (a)                        2,855,000      3,315,768
Dallas-Fort Worth International Airport Facility Improvement Corp., Revenue
  (Delta Airlines Inc.):
    7.625%, 11/1/2021.......................................................                         2,200,000      2,430,890
    7.125%, 11/1/2026.......................................................                         5,000,000      5,341,850
Dickens County, Lease Obligation (Jail and Detention Facility Project)
  8.875%, 4/1/2005..........................................................                         3,950,000      4,093,504
Gulf Coast Waste Disposal Authority, SWDR (Champion International Corp.
Project)
  7.25%, 4/1/2017...........................................................                         4,735,000      5,146,566
Houston, Airport System Revenue (Continental Airlines Project):
  6.125% (Series B) 7/15/2027...............................................                         1,000,000      1,016,580
  6.125% (Series C) 6.125%, 7/15/2027.......................................                         5,000,000      5,082,900
Montgomery County Health Facilities Development Corp., Hospital Mortgage
Revenue
  (Woodlands Medical Center Project) 8.85%, 8/15/2014.......................                         6,520,000      7,102,171
Texas Public Finance Authority, Building Revenue 5%, 8/1/2017 (Insured; AMBAC)                       6,440,000      6,150,393
Utah-.8%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration Project) 9.25%, 7/1/2018 (b)                  8,000,000      5,210,800

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             AUGUST 31, 1997 (UNAUDITED)
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                          Amount          Value
                                                                                                    -------         -------
Washington-4.7%
Chelan County Public Utility District Number 001, Consolidated Revenue
  (Chelan Hydroelectric) 7.50%, 7/1/2011....................................                     $   5,655,000 $    6,649,545
State of Washington 5%, 7/1/2017............................................                        14,000,000     13,257,020
Washington Public Power Supply System, Revenue, Refunding
  (Nuclear Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)...............                        10,425,000     12,575,469
Wyoming-.7%
Wyoming Community Development Authority, Housing Revenue 5%, 6/1/2027.......                         5,000,000      5,163,750
                                                                                                                      -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $611,432,884).......................................................                                     $646,757,828
                                                                                                                     ========
Short-Term Municipal Investments-6.8%
Florida-1.4%
Martin County, PCR, Refunding, VRDN (Florida Power and Light Co. Project)
  3.40% (c).................................................................                     $   9,600,000 $    9,600,000
Massachusetts-2.7%
State of Massachusetts, Refunding, VRDN
  3.40% (LOC; National Westminster Bank) (c,d)..............................                         18,450,000    18,450,000
Mississippi-.4%
Perry County, PCR, Refunding (Leaf River Forest Project) VRDN
  3.50% (LOC; Wachovia Bank) (c,d)..........................................                         2,800,000      2,800,000
New York-1.4%
New York City, VRDN 3.50% (Insured; MBIA and SBPA; National Westminster Bank) (c)                    2,300,000      2,300,000
New York City Housing Development Corp., Special Obligation Revenue , VRDN
  (East 96th Street Project) 3.45% (LOC; Bank of Tokyo Mitsubishi) (c,d)....                         7,400,000      7,400,000
North Carolina-.5%
Person County Industrial Facilities and Pollution Control Financing
Authority,
  Solid Waste Disposal Revenue, VRDN (Carolina Power and Light)
  3.95% (LOC; Fuji Bank Ltd.) (c,d).........................................                         3,700,000      3,700,000
Virginia-.4%
Peninsula Ports Authority, Industrial Revenue, Refunding, VRDN
  (Shell Oil Co. Project) 3.50% (Guaranteed; Shell Oil Co.) (c).............                         3,000,000      3,000,000
                                                                                                                      -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $47,250,000)........................................................                                    $  47,250,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0%
  (cost $658,682,884).......................................................                                     $694,007,828
                                                                                                                   =======

GENERAL MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
COP           Certificate of Participation                       MFMR    Multi-Family Mortgage Revenue
FHA           Federal Housing Administration                     PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SFMR    Single-Family Mortgage Revenue
IDR           Industrial Development Revenue                     SBPA    Standby Bond Purchase Agreement
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                                ----                             ---------                  ----------
AAA                                Aaa                            AAA                              22.4%
AA                                 Aa                             AA                                13.5
A                                  A                              A                                  5.8
BBB                                Baa                            BBB                               35.8
BB                                 Ba                             BB                                 3.2
F1                                 Mig1                           SP1                                6.4
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     12.9
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Non-income accruing security.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (d)  Secured by letters of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At August 31, 1997, the Fund had $190,085,445 (27.0% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from transportation projects.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 AUGUST 31, 1997 (UNAUDITED)
                                                                                                         Cost           Value
                                                                                                       --------       --------
ASSETS:                          Investments in securities-See Statement of Investments             $658,682,884   $694,007,828
                                 Interest receivable........................                                         11,035,193
                                 Receivable for investment securities sold..                                          2,159,208
                                 Receivable for shares of Common Stock subscribed                                           100
                                 Prepaid expenses...........................                                             39,962
                                                                                                                       --------
                                                                                                                    707,242,291
                                                                                                                       --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          416,759
                                 Due to Distributor.........................                                             39,895
                                 Cash overdraft due to Custodian............                                          1,618,926
                                 Payable for shares of Common Stock redeemed                                             43,000
                                 Accrued expenses...........................                                             91,445
                                                                                                                       --------
                                                                                                                      2,210,025
                                                                                                                       --------
NET ASSETS..................................................................                                       $705,032,266
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital............................                                       $671,247,814
                                 Accumulated undistributed investment income-net                                        203,097
                                 Accumulated net realized gain (loss) on investments                                 (1,743,589)
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments-Note 4(b)                                                          35,324,944
                                                                                                                       --------
NET ASSETS..................................................................                                       $705,032,266
                                                                                                                       ========
SHARES OUTSTANDING
(150 million shares of $.01 par value Common Stock authorized)..............                                         48,095,595
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                             $14.66
                                                                                                                         ======
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $22,341,455
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,994,770
                                 Shareholder servicing costs-Note 3(b)......                        997,206
                                 Registration fees..........................                         56,392
                                 Custodian fees.............................                         34,011
                                 Professional fees..........................                         32,760
                                 Directors' fees and expenses-Note 3(c).....                         27,414
                                 Prospectus and shareholders' reports-Note 3(b)                      11,624
                                 Loan commitment fees-Note 2................                          7,536
                                 Miscellaneous..............................                          2,732
                                                                                                    -------
                                       Total Expenses.......................                                          3,164,445
                                                                                                                        -------
INVESTMENT INCOME-NET.......................................................                                         19,177,010
                                                                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $   875,401
                                 Net realized gain (loss) on financial futures                     (432,462)
                                                                                                    -------
                                     Net Realized Gain (Loss)...............                                            442,939
                                 Net unrealized appreciation (depreciation) on investments                            6,885,257
                                                                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          7,328,196
                                                                                                                        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $26,505,206
                                                                                                                        =======
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                       August 31, 1997           Year Ended
                                                                                       (Unaudited)           February 28, 1997
                                                                                        ---------                 ----------
OPERATIONS:
  Investment income-net..................................................            $   19,177,010             $   42,819,625
  Net realized gain (loss) on investments................................                   442,939                   (738,739)
  Net unrealized appreciation (depreciation) on investments..............                 6,885,257                 (7,523,574)
                                                                                        ---------                    ----------
    Net Increase (Decrease) in Net Assets Resulting from Operations......                26,505,206                 34,557,312
                                                                                        ---------                    ----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................               (18,973,913)               (42,819,625)
  Net realized gain on investments.......................................                  (111,506)               (14,473,553)
                                                                                        ---------                    ----------
    Total Dividends......................................................               (19,085,419)               (57,293,178)
                                                                                        ---------                    ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold..........................................             1,287,145,389              2,667,841,855
  Dividends reinvested...................................................                12,775,648                 40,371,255
  Cost of shares redeemed................................................            (1,292,401,588)            (2,862,540,890)
                                                                                        ---------                    ----------
    Increase (Decrease) in Net Assets from Capital Stock Transactions....                 7,519,449               (154,327,780)
                                                                                        ---------                    ----------
      Total Increase (Decrease) in Net Assets............................                14,939,236               (177,063,646)
NET ASSETS:
  Beginning of Period....................................................               690,093,030                867,156,676
                                                                                        ---------                    ----------
  End of Period..........................................................          $    705,032,266           $    690,093,030
                                                                                        =========                    ==========
Undistributed investment income-net......................................           $       203,097                     -----
                                                                                        ---------                    ----------
                                                                                          Shares           Shares
                                                                                         ---------        ---------
CAPITAL SHARE TRANSACTIONS:
  Shares sold............................................................                89,082,763      183,985,040
  Shares issued for dividends reinvested.................................                   877,838        2,780,020
  Shares redeemed........................................................               (89,343,521)    (197,113,727)
                                                                                         ---------        ---------
    Net Increase (Decrease) in Shares Outstanding........................                   617,080      (10,348,667)
                                                                                         =========        =========
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                         Six Months Ended
                                                           August 31, 1997               Fiscal Year Ended February,
                                                                                          --------------------------
PER SHARE DATA:                                         (Unaudited)       1997        1996        1995        1994       1993
                                                           ------         ----        ----        ----        ----       ----
    Net asset value, beginning of period..                $14.53        $15.00      $14.45      $15.46      $15.74     $14.60
                                                           ------         ----        ----        ----        ----       ----
    Investment Operations:
    Investment income-net.................                   .39           .78         .82         .86         .90        .97
    Net realized and unrealized gain (loss)
      on investments......................                   .12          (.21)        .57        (.89)       (.04)      1.29
                                                           ------         ----        ----        ----        ----       ----
    Total from Investment Operations......                   .51           .57        1.39        (.03)        .86       2.26
                                                           ------         ----        ----        ----        ----       ----
    Distributions:
    Dividends from investment income-net..                  (.38)         (.78)       (.82)       (.86)       (.91)      (.97)
    Dividends from net realized gain on investments          .00(1)       (.26)       (.02)       (.12)       (.23)      (.15)
    Dividends in excess of net realized gain
      on investments......................                    -             -           -          .00(1)       -          -
                                                           ------         ----        ----        ----        ----       ----
    Total Distributions...................                  (.38)        (1.04)       (.84)       (.98)      (1.14)     (1.12)
                                                           ------         ----        ----        ----        ----       ----
    Net asset value, end of period........                $14.66        $14.53      $15.00      $14.45      $15.46     $15.74
                                                           ======         ====        ====        ====        ====       ====
TOTAL INVESTMENT RETURN...................                  7.00%(2)      4.04%       9.79%        .07%       5.50%     16.13%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .87%(2)       .88%        .88%        .87%        .82%       .41%
    Ratio of net investment income
      to average net assets...............                  5.29%(2)      5.40%       5.50%       5.99%       5.71%      6.46%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    -             -           -           -          .03%       .35%
    Portfolio Turnover Rate...............                 42.39%(3)    115.62%     114.78%      67.87%      59.19%     64.98%
    Net Assets, end of period (000's Omitted)           $705,032      $690,093    $867,157    $934,277  $1,240,815 $1,238,291
(1)    Amount represents less than $.01 per share.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,964,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 1997. The carryover does not include net realized securities losses from November 1, 1996 through February 28, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, the carryover expires in fiscal 2005.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended August 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended August 31, 1997.
    (b) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended August 31, 1997, $730,660 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $157,313 during the period ended August 31, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective May 12, 1997, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended August 31, 1997, the redemption fees amounted to $170,688.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 1997, amounted to $279,420,332 and $313,529,274, respectively.

GENERAL MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At
August 31, 1997, there were no financial futures contracts outstanding.
    (b) At August 31, 1997, accumulated net unrealized appreciation on investments was $35,324,944, consisting of $40,139,343 gross unrealized appreciation and $4,814,399 gross unrealized depreciation.
    At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Registration Mark
[Dreyfus Lion 'd' logo]
GENERAL MUNICIPAL
BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            106SA978
Registration Mark
[Dreyfus Logo}
General Municipal
Bond Fund, Inc.
Semi-Annual
Report
August 31, 1997